united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number      811-21237

          Unified Series Trust

     2960 N. Meridian Street, Ste.300, Indianapolis, In 46208

Christopher E. Kashmerick
Unified Fund Services, Inc.
2960 N. Meridian Street, Ste. 300
Indianapolis, IN 46208
(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:     04/30

Date of reporting period:     04/30/09

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Toreador Large Cap Fund

Annual Report

April 30, 2009

Fund Adviser:

Toreador Research & Trading LLC
7493 North Ingram, Suite 104
Fresno, CA 93711

Toll Free (800) 343-5902

Management Discussion and Analysis

Dear Shareholders,

For the period May 1, 2008 through April 30, 2009 our fund returned -32.68% compared to -35.30% for our benchmark the Russell 1000 Index.

We are pleased to have outperformed our benchmark, during what has been a very difficult economic and money management environment. During the year, we became more committed to our core strategy of:

1.	Buying companies trading below our estimate of their intrinsic value;

2.	Avoiding wealth destroying management teams;

3.	Investing across economic sectors in similar proportion to their weight in the Russell 1000 Index; and

4.	Managing low portfolio turnover to minimize the negative effects of taxes on long term return.

We continue to remain confident that such an approach leads to superior and sustainable returns that should achieve our goal of beating the total returns of the Russell 1000 index over time.
The past 12 months continued to bring about intense volatility across various sectors. Who would have imagined at this time last year that:

1.	Oil would drop $100 a barrel in the span of 3 months;

2.	Citi and BofA would effectively be nationalized;

3.	The US automobile industry would be on the edge of bankruptcy; and

4.	Banks would beg the government to accept capital repayments.

It was certainly a challenging year, and while we are never pleased when we lose a nickel of your money, beating the index during the past year was an achievement we can rightly be proud of given the volatility that led many managers to chase themes. The value of a disciplined, consistent approach to analyzing investment options and putting macro events into a proper context kept us ahead of the pack, a position we hope to build upon in the coming year.

It could be a long time before any of us forget the November 2008 to February 2009 market movements and subsequent government actions. It will be interesting looking back in 10 or 20 years to fully understand how the Troubled Asset Relief Program (“TARP”) and increased governmental involvement throughout the financial system plays out. It seems very difficult to believe that such an unprecedented scale of government involvement in the economy – from TARP, to Stimulus, to owning GM, and soon to raising assorted taxes, combined with a radical expansion of the Fed balance sheet will result in a happy ending for the economy. While “this time may indeed be different,” remember some of the world’s most wondrous buildings have been built on these words. Casinos make a living from people thinking this time their luck may out-run probability, and it certainly can for a while, but history has shown capitalism tends to be more resilient and self-correcting than underpaid elected officials are wise. But while we hope this time is indeed different, it never hurts, as the Chinese saying goes, to hope for the best but prepare for the worst. In our minds, the worst is a scenario of higher investor taxes, higher inflation, and a federal government with such an expanded appetite that private investment gets effectively crowded out. The above combination is not unknown, it is called stagflation, and the United States experienced it in the 70’s and early 80’s. From a market perspective, the salient aspects to this condition are high rates of inflation and taxes, combined with below average economic growth.

We believe that at a fundamental level, the value of a stock is a function of its future expected cash flows and the cost of capital investors assign to those cash flows. Our research shows that as taxes and inflation increase, investors require a higher cost of capital in order to obtain acceptable real, after-tax returns. As investors shift their risk requirements, stocks with different characteristics are likely to perform better than others, much as bonds of different durations offer better performance characteristics as interests rates change. In particular, companies with more distant cash flows will likely suffer more in such an economic environment. This is not surprising, as such stocks tend to have a longer duration to their cash flows, and much like a longer maturity bond will suffer more as investor required rates of return increase.

While we do not try to time the market in any meaningful manner, we believe that it is still too early for such trends to manifest themselves in security prices. The coming two to four quarters are likely to offer an attractive environment for stocks as they will face relatively easy comparable quarter comparisons, face a macro environment where monetary velocity stays low (eliminating inflationary pressures), and benefit from ongoing global stimulus programs. From a Toreador perspective, as we determine that the positive effects of various stimulus programs begin to wind down, and likely negative effects of increased inflation and new government fiscal programs accelerate, we would look to shift the portfolio from higher to lower duration stocks. Such a shift is dependent on the price the market offers us for such a transition, with the end result being we make major changes to the portfolio or possibly none at all. We repeat again, any change in the portfolio is dependent on the market price of the stock in question offering an attractive return relative to a stock’s future cash flow abilities opportunity in our opinion.

We again have the comfort of a framework that allows us to view trade-offs among companies as macro conditions change. Beware of what we believe will be a common pitch in the years ahead, “This stock is trading at historically low P/E’s”. Such a hymn could lead to many value traps, as rising investor discount rates could lead to falling market multiples. Buying stocks because they are trading at historically cheap P/E ratios could likely be exposed as another naïve approach that poorly serves investors interests. Another pitch likely to make rounds in the month ahead, is the notion of only buying quality stocks, as defined by firms that earn high Return on Investments (“ROI’s”). Aside from various gaps in Generally Accepted Accounting Principles (“GAAP”), which cast a long shadow on most ROI calculations, high ROI stocks are of themselves not interesting if their costs of capital exceed their return – as the cost of capital likely increases in the years ahead, “high ROI” won’t be enough. So like bad 70’s fashion, portfolio managers touting their process that picks low P/E, is likely nothing more than a value trap waiting to ensnare unwitting barging seekers. Only by understanding if a company is creating or destroying value can an investor begin to assess whether a firm’s market price offers the likelihood of future superior return opportunities.

During the fiscal year ended April 2009, the Fund’s holdings represented a balanced mix of high and low duration stocks. In common mutual fund category language, the Fund was positioned as a “core” fund investing in growth and value stocks more or less equally. As mentioned earlier, the Fund outperformed its benchmark for the year. This performance took place across the majority of economic sectors. Most notably, however, our Consumer Discretionary and Financial stock picks added the most value relative to our benchmark during the year, while the Information Technology and Telecom sectors were our worst performing sectors relative to the Russell 1000 Index.

The past year has been very difficult emotionally and financially for investors and investment institutions. We are always unhappy when we lose even a penny of our client’s hard earned savings, but we are proud of the work everyone at Toreador delivered. Though we lost money, we beat our benchmark, which over the long run is our task. While the markets may look bleak to many right now, remember in the same vein that most did not see the events driving current market views. Conversely, most will likely not see the events that trigger the next up move until much of the euphoria is built into market prices. Therefore, we believe it is prudent to take a long term view regarding your equity holdings. Not coincidently, such a view is consistent with our process.

We thank investors for the confidence they have shown us. In the year ahead we will do our best to once again beat our benchmark and provide you superior returns.

Investment Results

The performance quoted represents past performance, which does not guarantee future results.The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-343-5902.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** Since Inception returns are reported as average annual rates.
*** The Russell 1000 Index is an unmanaged index that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

The chart above assumes an initial investment of $10,000 made on June 2, 2006 (commencement of Fund operations) and held through April 30, 2009. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 1000 Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-800-343-5902.The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings – (Unaudited)

1As a percentage of net assets.

2Companies included in the S&P 500 Index, the Russell 1000 Index or with market capitalization greater than $5 billion.

The Fund will invest primarily in stocks of large capitalization companies, which the Fund’s Adviser, Toreador Research & Trading LLC, defines as any company included in the S&P 500 Index, included in the Russell 1000 Index, or with a market capitalization greater than $5 billion.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning and held for the entire period from November 1, 2008 to April 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if the short-term redemption fee imposed by the Fund were included, your costs would have been higher.

Toreador Large Cap Fund	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Expenses Paid During the Period* November 1, 2008 – April 30, 2009
Actual	$1,000.00	$934.44	$7.19
Hypothetical**	$1,000.00	$1,017.36	$7.50

*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

Toreador Large Cap Fund
Schedule of Investments
April 30, 2009

Common Stocks - 95.62%	Shares	Value

Accident & Health Insurance - 0.96%
Unum Group	13,830	$ 225,982

Aircraft Engines & Engine Parts - 1.37%
United Technologies Corp.	6,613	322,978

Biological Products (No Diagnostic Substances) - 1.92%
Amgen, Inc. (a)	9,325	451,983

Bottled & Canned Soft Drinks & Carbonated Waters - 2.08%
Coca-Cola Co. /The	11,391	490,383

Cable & Other Pay Television Services - 1.47%
DIRECTV Group, Inc. /The (a)	13,986	345,874

Computer Storage Devices - 1.51%
EMC Corp. (a)	28,300	354,599

Crude Petroleum & Natural Gas - 2.37%
Apache Corp.	4,771	347,615
Devon Energy Corp.	4,081	211,600
		559,215

Electric Services - 1.07%
Public Service Enterprise Group, Inc.	8,440	251,850

Electromedical & Electrotherapeutic Apparatus - 1.26%
Medtronic, Inc.	9,300	297,600

Electronic & Other Electrical Equipment (No Computer Equipment) - 1.68%
General Electric Co.	31,250	395,313

Electronic Components - 1.72%
Cisco Systems, Inc. (a)	21,025	406,203

Electronic Computers - 3.59%
Dell, Inc. (a)	27,573	320,398
International Business Machines Corp.	5,079	524,204
		844,602

Fire, Marine & Casualty Insurance - 2.99%
ACE, Ltd.	4,089	189,402
Allstate Corp. /The	5,431	126,705
Chubb Corp. / The	4,464	173,873
Travelers Companies, Inc. /The	5,219	214,710
		704,690

*See accompanying notes as they are an integral part of these financial statements.

Toreador Large Cap Fund
Schedule of Investments - continued
April 30, 2009

Common Stocks - 95.62% - continued	Shares	Value

Hotels & Motels - 1.25%
Las Vegas Sands Corp. (a)	37,500	$ 293,250

Industrial Instruments For Measurement, Display & Control - 3.36%
Danaher Corp.	7,329	428,307
Roper Industries, Inc.	7,941	362,030
		790,337

Investment Advice - 1.57%
Franklin Resources, Inc.	3,473	210,047
Federated Investors, Inc. - Class B	7,000	160,160
		370,207

Life Insurance - 1.25%
MetLife, Inc.	9,873	293,722

Measuring & Controlling Devices - 1.27%
Thermo Fisher Scientific, Inc. (a)	8,500	298,180

Metal Mining Services - 2.08%
Freeport-McMoRan Copper & Gold, Inc.	11,478	489,537

National Commercial Banks - 2.31%
Bank of America Corp.	22,200	198,246
JPMorgan Chase & Co.	10,462	345,246
		543,492

Natural Gas Distribution - 2.59%
MDU Resources Group, Inc.	14,367	252,428
UGI Corp.	15,626	358,461
		610,889

Oil & Gas Field Machinery & Equipment - 1.48%
Dresser-Rand Group, Inc. (a)	14,161	348,785

Perfumes, Cosmetics & Other Toilet Preparations - 2.13%
Procter & Gamble Co. / The	10,125	500,580

Personal Credit Institutions - 1.49%
American Express Co.	13,922	351,113

Petroleum Refining - 4.40%
Chevron Corp.	5,073	335,325
ConocoPhillips	7,758	318,078
Valero Energy Corp.	19,309	383,091
		1,036,494

*See accompanying notes as they are an integral part of these financial statements.

Toreador Large Cap Fund
Schedule of Investments - continued
April 30, 2009

Common Stocks - 95.62% - continued	Shares	Value

Pharmaceutical Preparations - 4.90%
Johnson & Johnson	7,152	$ 374,479
Sanofi-Aventis S.A. (b)	10,200	292,944
Watson Pharmaceuticals, Inc. (a)	15,722	486,439
		1,153,862

Radio & TV Broadcasting & Communications Equipment - 1.54%
L-3 Communications Holdings, Inc.	4,766	362,931

Railroads, Line-Haul Operating - 1.55%
Burlington Northern Santa Fe Corp.	5,407	364,864

Retail - Auto & Home Supply Stores - 1.62%
O'Reilly Automotive, Inc. (a)	9,830	381,896

Retail - Computer & Computer Software Stores - 1.25%
Gamestop Corp. - Class A (a)	9,800	295,568

Retail - Department Stores - 3.55%
Target Corp.	7,558	311,843
Wal-Mart Stores, Inc.	10,381	523,202
		835,045

Retail - Drug Stores & Proprietary Stores - 5.01%
Walgreen Co.	11,536	362,576
CVS Caremark Corp.	14,425	458,427
Medco Health Solutions, Inc. (a)	8,250	359,288
		1,180,291

Retail - Family Clothing Stores - 1.51%
Kohl's Corp. (a)	7,846	355,816

Retail - Lumber & Other Building Materials Dealers - 1.55%
Home Depot, Inc. / The	13,849	364,506

Retail - Variety Stores - 1.70%
Costco Wholesale Corp.	8,259	401,387

Security Brokers, Dealers & Flotation Companies - 1.77%
Goldman Sachs Group, Inc. /The	3,237	415,955

Semiconductors & Related Devices - 1.28%
Texas Instruments, Inc.	16,657	300,825

Services - Computer Integrated Systems Design - 1.16%
Autodesk, Inc. (a)	13,693	273,038

*See accompanying notes as they are an integral part of these financial statements.

Toreador Large Cap Fund
Schedule of Investments - continued
April 30, 2009

Common Stocks - 95.62% - continued	Shares	Value

Services - Computer Processing & Data Preparation - 1.36%
Fiserv, Inc. (a)	8,607	$ 321,213

Services - Information Retrieval Services - 2.16%
Google, Inc. - Class A (a)	1,282	507,634

Services - Management Consulting Services - 1.55%
Accenture, Ltd. - Class A	12,423	365,609

Services - Medical Laboratories - 1.80%
Laboratory Corporation of America Holdings (a)	6,614	424,288

Services - Miscellaneous Amusement & Recreation - 1.02%
Wynn Resorts Limited (a)	6,110	239,695

Services - Prepackaged Software - 3.98%
Adobe Systems, Inc. (a)	18,113	495,391
Oracle Corp.	22,890	442,693
		938,084

Services - Racing, Including Track Operation - 0.91%
International Speedway Corp. - Class A	9,081	215,038

State Commercial Banks - 1.08%
Capital One Financial Corp.	15,245	255,201

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 1.44%
Nucor Corp.	8,321	338,580

Telephone & Telegraph Apparatus - 1.36%
Research In Motion Limited (a)	4,600	319,700

Wholesale - Computers & Peripheral Equipment & Software - 1.40%
Ingram Micro, Inc. - Class A (a)	22,901	332,522

TOTAL COMMON STOCKS (Cost $25,346,102)		22,521,406

*See accompanying notes as they are an integral part of these financial statements.

Toreador Large Cap Fund
Schedule of Investments - continued
April 30, 2009
	Shares	Value
Exchange-Traded Funds - 3.25%
Energy Select Sector SPDR	3,330	$ 152,447
SPDR KBW Regional Banking ETF	11,305	235,822
SPDR Trust Series 1	4,300	375,906

TOTAL EXCHANGE-TRADED FUNDS (Cost $852,246)		764,175

Money Market Securities - 0.96%
Huntington Money Market Fund - Trust Shares, 0.01% (c)	225,779	225,779

TOTAL MONEY MARKET SECURITIES (Cost $225,779)		225,779

TOTAL INVESTMENTS (Cost $26,424,127) - 99.83%		$ 23,511,360

Other assets less liabilities - 0.17%		40,904

TOTAL NET ASSETS - 100.00%		$ 23,552,264

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Variable rate security; the rate shown represents the yield at April 30, 2009.

*See accompanying notes as they are an integral part of these financial statements.

Toreador Large Cap Fund
Statement of Assets and Liabilities
April 30, 2009

Assets
Investments in securities, at fair value (cost $26,424,127)	$ 23,511,360
Receivable for investments sold	838,715
Receivable for fund shares sold	43,591
Dividends receivable	37,275
Interest receivable	3
Prepaid expenses	12,295
Total assets	24,443,239

Liabilities
Payable for investments purchased	848,416
Payable for fund shares purchased	1,744
Payable to Adviser (a)	7,038
Payable to trustees and officers	2,753
Payable to administrator, fund accountant, and transfer agent	8,510
Payable to custodian	2,500
Other accrued expenses	20,014
Total liabilities	890,975

Net Assets	$ 23,552,264

Net Assets consist of:
Paid in capital	$ 32,118,070
Undistributed net investment income (loss)	76,796
Accumulated undistributed net realized gain (loss) from investment transactions	(5,729,835)
Net unrealized appreciation (depreciation) on investments	(2,912,767)

Net Assets	$ 23,552,264

Shares outstanding (unlimited number of shares authorized)	3,400,955

Net Asset Value and offering price per share	$ 6.93

Redemption price per share* ($6.93 * 98%)	$ 6.79

* The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes as they are an integral part of these financial statements.

Toreador Large Cap Fund
Statement of Operations
For the fiscal year ended April 30, 2009

Investment Income
Dividend income	$ 355,038
Interest income	1,915
Total Investment Income	356,953

Expenses
Investment Adviser fee (a)	186,770
Transfer agent expenses	40,538
Administration expenses	31,500
Fund accounting expenses	20,000
Auditing expenses	15,451
Registration expenses	14,775
Legal expenses	14,319
Custodian expenses	13,317
Printing expenses	9,194
Trustee expenses	8,881
CCO expenses	6,977
Pricing expenses	6,096
Insurance expenses	1,773
Miscellaneous expenses	594
Total Expenses	370,185
Less: Fees waived and reimbursed by Adviser (a)	(90,028)
Net operating expenses	280,157
Net Investment Income (Loss)	76,796

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities	(5,725,282)
Change in unrealized appreciation (depreciation) on investment securities	(1,536,415)
Net realized and unrealized gain (loss) on investment securities	(7,261,697)
Net increase (decrease) in net assets resulting from operations	$ (7,184,901)

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes as they are an integral part of these financial statements.

Toreador Large Cap Fund
Statements of Changes In Net Assets

	Year ended	Year ended
	April 30, 2009	April 30, 2008
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$ 76,796	$ (26,319)
Net realized gain (loss) on investment securities	(5,725,282)	23,968
Change in unrealized appreciation (depreciation) on investment securities	(1,536,415)	(1,569,661)
Net increase (decrease) in net assets resulting from operations	(7,184,901)	(1,572,012)

Distributions
From net realized gains	(9,083)	(21,459)

Capital Share Transactions
Proceeds from Fund shares sold	16,920,846	16,865,721
Reinvestment of distributions	8,795	21,453
Amount paid for shares repurchased	(4,113,309)	(2,488,639)
Proceeds from redemption fees collected (a)	5,606	5,108

Net increase (decrease) in net assets resulting from capital share transactions	12,821,938	14,403,643

Total Increase (Decrease) in Net Assets	5,627,954	12,810,172

Net Assets
Beginning of period	17,924,310	5,114,138

End of period	$ 23,552,264	$ 17,924,310

Accumulated net investment income
included in net assets at end of period	$ 76,796	$ -

Capital Share Transactions
Shares sold	2,239,568	1,529,252
Shares issued in reinvestment of distributions	1,260	2,026
Shares repurchased	(580,255)	(242,733)

Net increase (decrease) from capital share transactions	1,660,573	1,288,545

(a) The fund charges a 2% redemption fee on shares redeemed within 90 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

*See accompanying notes as they are an integral part of these financial statements.

Toreador Large Cap Fund
Financial Highlights
(For a share outstanding during the periods)

	Year ended		Year ended	Period ended
	April 30, 2009		April 30, 2008	April 30, 2007	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 10.30		$ 11.32	$ 10.00

Income from investment operations:
Net investment income (loss)	0.02		(0.02)	-	(b)
Net realized and unrealized gain (loss) on investments	(3.39)		(0.99)	1.32
Total from investment operations	(3.37)		(1.01)	1.32

Less Distributions to shareholders:
From net investment income	-		-	-	(c)
From net realized gains	-	(d)	(0.01)	-
Total distributions	-		(0.01)	-

Paid in capital from redemption fees (e)	-		-	-

Net asset value, end of period	$ 6.93		$ 10.30	$ 11.32

Total Return (f)	-32.68%		-8.89%	13.21%	(g)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 23,552		$ 17,924	$ 5,114
Ratio of expenses to average net assets	1.50%		1.50%	1.50%	(h)
Ratio of expenses to average net assets
before waiver and reimbursement	1.98%		2.18%	12.78%	(h)
Ratio of net investment income (loss) to
average net assets	0.41%		(0.17)%	(0.16)%	(h)
Ratio of net investment income (loss) to
average net assets before waiver and reimbursement	(0.07)%		(0.85)%	(11.44)%	(h)
Portfolio turnover rate	92.88%		82.67%	122.43%

(a) For the period June 2, 2006 (commencement of Fund operations) through April 30, 2007.
(b) Net investment loss amounted to less than $0.005 per share.
(c) Net investment income distributed amounted to less than $0.005 per share.
(d) Net realized gains distributed amounted to less than $0.005 per share.
(e) Redemption fees resulted in less that $0.005 per share.
(f) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(g) Not annualized.
(h) Annualized.

*See accompanying notes as they are an integral part of these financial statements.

NOTE 1. ORGANIZATION

Toreador Large Cap Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on December 12, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of a separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on June 2, 2006. The Fund’s investment objective is long-term capital appreciation. The Fund’s investment adviser is Toreador Research & Trading LLC (the “Adviser”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. Investments that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security or fund is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser subject to guidelines approved by the Board.

Fixed income securities are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political development in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

Federal Income Taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in subchapter M of the Internal Revenue Code of 1986, as amended and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. If the required amount of net investment income and net realized capital gains is not distributed, the Fund could incur a tax expense.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

In accordance with Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), as of and during the year ended April 30, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the fiscal year ended April 30, 2009, the Fund did not incur any interest or penalties related to income tax expense. The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2006.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. For the year ended April 30, 2009, there were no such reclassifications which were material.

Fair Value Measurements - The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective May 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

The following is a summary of the inputs used to value the Fund’s assets as of April 30, 2009:

Valuation Inputs	Investments in Securities	Other Financial Instruments (i.e., off-balance sheet items)*
Level 1 – Quoted Prices in Active Markets	$23,511,360	$-
Level 2 – Other Significant Observable Inputs	$-	$-
Level 3 – Significant Unobservable Inputs	$-	$-
Total	$23,511,360	$-

*Other financial instruments include futures, forwards, and swap contracts.

FAS 157 requires a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value. The Fund did not hold any assets at any time during the fiscal year ended April 30, 2009 in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation is included for this reporting period.

Derivative Instruments and Hedging Activities - In March 2008, FASB issued the Statement on Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities(“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance, and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average net assets. For the fiscal year ended April 30, 2009, the Adviser earned fees, before the waiver described below, of $186,770 from the Fund.

The Adviser has contractually agreed through August 31, 2009 to waive all or a portion of its management fees and/or reimburse the Fund for certain fees and expenses, but only to the extent necessary to maintain the Fund’s net annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividends on securities sold short), taxes, extraordinary expenses, any 12b-1 fees and any indirect expenses (such as expenses incurred by other investment companies in which the Fund invests), at 1.50% of average daily net assets. For the fiscal year ended April 30, 2009, the Adviser waived management fees and/or reimbursed Fund expenses totaling $90,028. Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred; provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at April 30, 2009, are as follows:

Subject to Repayment
Amount	Until April 30,
$ 124,763	2010
102,302	2011
90,028	2012

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended April 30, 2009, Unified earned fees of $31,500 for administrative services provided to the Fund. At April 30, 2009, the Fund owed Unified $3,000 for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”), and the parent company of the principal distributor of the Fund. A Trustee of the Trust is a member of management of the Custodian. For the fiscal year ended April 30, 2009, the Custodian earned fees of $13,317 for custody services provided to the Fund. At April 30, 2009, the Fund owed the Custodian $2,500 for custody services.

The Trust retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended April 30, 2009, Unified earned fees of $15,513 from the Fund for transfer agent services provided to the Fund and $25,025 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services to the Fund. For the fiscal year ended April 30, 2009, Unified earned fees of $20,000 from the Fund for fund accounting services provided to the Fund. At April 30, 2009, the Fund owed Unified $1,308 for transfer agent services, $2,535 in reimbursement of out-of-pocket expenses and $1,667 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund for the fiscal year ended April 30, 2009. The Distributor, Unified and the Custodian are controlled by Huntington Bancshares, Inc. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor), and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

The Fund invests in shares of Huntington Money Market Fund which is administered and advised by subsidiaries of Huntington Bancshares. Interest income of $1,915 was earned from the Huntington Money Market Fund for the fiscal year ended April 30, 2009.

The Fund has adopted a plan under Rule 12b-1 pursuant to which the Fund is authorized to pay a fee of 0.25% to the Adviser or any broker-dealer or financial institution that assists the Fund in the sale and distribution of its shares or that provides shareholder servicing. The Plan has not yet been activated, although it may be activated at any time in the future. If the Plan is activated, the Fund will pay annual 12b-1 expenses of 0.25%.

NOTE 4. INVESTMENTS

For the fiscal year ended April 30, 2009, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Amount
Purchases
U.S. Government Obligations	$ -
Other	30,280,703
Sales
U.S. Government Obligations	$ -
Other	17,598,497

NOTE 4. INVESTMENTS – continued

At April 30, 2009 the net unrealized depreciation of investments for tax purposes was as follows:

Amount

Gross Appreciation	$ 809,271
Gross (Depreciation)	(7,637,953)

Net Depreciation
on Investments	$ (6,828,682)

At April 30, 2009, the aggregate cost of securities for federal income tax purposes was $30,340,042.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of April 30, 2009, Charles Schwab & Co., Inc. owned, for the benefit of its customers, 71.06% of the Fund. As a result, Charles Schwab & Co., Inc. may be deemed to control the Fund.

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

On December 17, 2008, the Fund paid a long-term capital gain distribution of $0.0036 per share to shareholders of record on December 16, 2008.

The tax characterization of distributions for the fiscal years ended April 30, 2009 and April 30, 2008 are as follows:

Distributions paid from:	2009	2008
Ordinary Income	$ -	$ 21,459
Long-Term Capital Gain	9,083	-
	$ 9,083	$ 21,459

At April 30, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ 76,796
Capital loss carryforward	(1,813,920)
Unrealized depreciation	(6,828,682)
$ (8,565,806)

At April 30, 2009, the difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and post-October losses in the amount of $173,890 and $3,742,025, respectively.

NOTE 8. CAPTIAL LOSS CARRYFORWARD

At April 30, 2009, the Fund had available for federal tax purposes unused capital loss carryforwards of $1,813,920. The carryforward expires as follows:

Amount	Expires April 30,

$ 1,813,920	2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees
Toreador Large Cap Fund
(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Toreador Large Cap Fund (the “Fund”), a series of the Unified Series Trust, as of April 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Toreador Large Cap Fund as of April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
June 22, 2009

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 61) Independent Trustee, December 2002 to present

President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from September 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 63) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 58) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004 ; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 56) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 60) Independent Trustee, May 2008 to present

Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004) and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 53)*** Trustee, November 2007 to present

Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Anthony J. Ghoston (Age - 50) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005; Executive Vice President from June 2004 to June 2005; Senior Vice President from April 2003 to June 2004; Chief Executive Officer of The Huntington Funds since April 2009; Chief Executive Officer and Interested Trustee of the Valued Advisers Trust since August 2008; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from October 1997 to November 2004.

John C. Swhear (Age - 47) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 34) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting, Financial and Tax Reporting for Unified Fund Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Senior Accounting Analyst, Accounting Analyst and Fund Balancing Supervisor, from May 2000 through February 2005.

William J. Murphy (Age - 46) Assistant Treasurer, February 2008 to present	Manager of Fund Administration for Unified Fund Services, Inc., since October 2007; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.
Lynn E. Wood (Age - 62) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from September 2000 to December 2004; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000 to October 2004.

Heather Bonds (Age - 34) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Secretary of the Valued Advisers Trust since August 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004.

Tara Pierson (Age - 34) Assistant Secretary, November 2008 to present	Employed by Unified Fund Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present.

* The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 27 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-800-343-5902 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (800) 343-5902 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES

Gary E. Hippenstiel
Stephen A. Little
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS

Anthony J. Ghoston, President
John C. Swhear, Senior Vice President
Christopher E. Kashmerick, Treasurer
Lynn E. Wood, Chief Compliance Officer
Heather Bonds, Secretary
William J. Murphy, Assistant Treasurer
Tara Pierson, Assistant Secretary

INVESTMENT ADVISER

Toreador Research & Trading LLC
7493 North Ingram, Suite 104
Fresno, CA 93711

DISTRIBUTOR

Unified Financial Securities, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP
One U.S. Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank
41 S. High St.
Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT

Unified Fund Services, Inc.
2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2. Code of Ethics.

(a)     As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)      For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)      Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)      Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3)      Compliance with applicable governmental laws, rules, and regulations;

(4)      The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5)      Accountability for adherence to the code.

(c)      Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)      Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)      Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)      Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)     The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)      Audit Fees

Toreador Large Cap Fund:          FY 2009          $12,500

                                                                FY 2008          $13,500

(b)      Audit-Related Fees

                    Registrant

Toreador Large Cap Fund:          FY 2009          $0

                                                                FY 2008          $0

(c)     Tax Fees

                    Registrant

Toreador Large Cap Fund:          FY 2009          $2,000

                                                                FY 2008          $1,950

Nature of the fees:     Preparation of the 1120 RIC and Excise review

(d)      All Other Fees

                    Registrant

Toreador Large Cap Fund:      FY 2009          $0

                                                            FY 2008          $0

(e)     (1)      Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)      Percentages of Services Approved by the Audit Committee

                         Registrant

Audit-Related Fees:           100%

Tax Fees:                           100%

All Other Fees:                  100%

(f)      During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)      The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                       Registrant                    Adviser

     FY 2009          $ 0                         $ 0

     FY 2008          $ 0                         $ 0

(h)      Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)     Based on an evaluation of the registrant’s disclosure controls and procedures as of May 22, 2009, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

    (a)(1)     Code is filed herewith

(a)(2)     Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

    (a)(3)     Not Applicable

(b)     Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Unified Series Trust

By
*/s/Anthony Ghoston,

Anthony Ghoston, President

Date: 07/01/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
*/s/Anthony Ghoston,

Anthony Ghoston, President

Date: 07/01/2009

By
*/s/ Christopher E. Kashmerick

Christopher E. Kashmerick, Treasurer

Date: 07/01/2009